[LOGO]
                                U.S. Equity Fund

                                  ANNUAL REPORT
                                October 31, 1996

                       THE 59 WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1996

   Shares                                                               Value
   ------                                                               -----
            COMMON STOCKS (98.8%)
            AEROSPACE/DEFENSE (1.8%)
    9,800   Boeing Co. .....................................          $  934,675
                                                                      ----------
            APPLIANCES (2.4%)
   50,000   Sunbeam Corp., Inc. ............................           1,231,250
                                                                      ----------
            BANKING (1.7%)
   19,000   SunTrust Banks, Inc. ...........................             885,875
                                                                      ----------
            CHEMICALS (2.4%)
    8,500   FMC Corp.* .....................................             625,812
   13,000   Praxair, Inc. ..................................             575,250
                                                                      ----------
                                                                       1,201,062
                                                                      ----------
            COMPUTER RELATED (6.6%)
   22,500   Computer Associates
              International, Inc. ..........................           1,330,313
   10,000   International Business
              Machines Corp. ...............................           1,290,000
   33,000   Stratus Computer, Inc.* ........................             738,375
                                                                      ----------
                                                                       3,358,688
                                                                      ----------
            COMPUTER SOFTWARE (4.5%)
   36,500   Bay Networks, Inc.* ............................             739,125
   42,750   Cadence Design
              Systems, Inc.* ...............................           1,560,375
                                                                      ----------
                                                                       2,299,500
                                                                      ----------
            COSMETICS & TOILETRIES (3.6%)
   17,000   Avon Products, Inc. ............................             922,250
    9,000   Procter & Gamble Co. (The)  ....................             891,000
                                                                      ----------
                                                                       1,813,250
                                                                      ----------
            ELECTRICAL EQUIPMENT (6.3%)
   19,000   Duracell International, Inc. ...................           1,268,250
   10,500   General Electric Co. ...........................           1,015,875
   12,000   Raychem Corp. ..................................             937,500
                                                                      ----------
                                                                       3,221,625
                                                                      ----------
            ELECTRIC POWER (1.0%)
   17,000   DTE Energy Co. .................................             512,125
                                                                      ----------
            EXPLORATION/DRILLING (2.4%)
   28,000   Noble Affiliates, Inc. .........................           1,218,000
                                                                      ----------
            FINANCIAL SERVICES (4.8%)
   31,000   Federal National
              Mortgage Assoc ...............................           1,212,875
   21,000   PMI Group, Inc. (The) ..........................           1,199,625
                                                                      ----------
                                                                       2,412,500
                                                                      ----------
            FOOD & BEVERAGES (6.0%)
   11,500   Campbell Soup Co. ..............................             920,000
   38,000   PepsiCo, Inc. ..................................           1,125,750
   28,000   Quaker Oats Co. ................................             994,000
                                                                      ----------
                                                                       3,039,750
                                                                      ----------
            INSURANCE (3.8%)
    9,500   American International
              Group, Inc. ..................................           1,031,937
   35,000   Everest Reinsurance
              Hldgs., Inc. .................................             892,500
                                                                      ----------
                                                                       1,924,437
                                                                      ----------

            MACHINERY/EQUIPMENT (5.3%)
   10,000   Caterpillar, Inc. ...............................            686,250
   25,200   Deere & Co. .....................................          1,052,100
   24,000   Sundstrand Corp. ................................            966,000
                                                                      ----------
                                                                       2,704,350
                                                                      ----------
            MEDIA (1.6%)
   65,000   Tele-Communications,
              Inc.-Class A* .................................            808,438
                                                                      ----------
            MEDICAL SUPPLIES & SERVICES (9.7%)
   16,000   Bausch & Lomb, Inc. .............................            540,000
   20,000   Baxter International, Inc. ......................            832,500
   20,000   Beckman Instruments, Inc. .......................            735,000
   24,000   Guidant Corp. ...................................          1,107,000
   14,000   Medtronic, Inc. .................................            901,250
   21,000   St. Jude Medical, Inc.* .........................            828,187
                                                                      ----------
                                                                       4,943,937
                                                                      ----------
            METALS & MINING (1.4%)
   12,000   Aluminum Company
              of America ....................................            703,500
                                                                      ----------
            NATURAL GAS (2.6%)
   10,000   Consolidated Natural
              Gas Co. .......................................            531,250
   28,000   MCN Corp. .......................................            770,000
                                                                      ----------
                                                                       1,301,250
                                                                      ----------

                      THE 59 WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1996

   Shares                                                               Value
   ------                                                               -----
            OIL (5.4%)
   12,000   Amoco Corp. .....................................         $  909,000
   17,000   Halliburton Co. .................................            962,625
    7,300   Mobil Corp. .....................................            852,275
                                                                      ----------
                                                                       2,723,900
                                                                      ----------

            PAPER/FOREST PRODUCTS (4.1%)
   23,000   Bowater, Inc. ...................................            813,625
   12,000   Consolidated Papers, Inc. .......................            601,500
   10,000   Willamette Industries, Inc. .....................            672,500
                                                                      ----------
                                                                       2,087,625
                                                                      ----------
            PHARMACEUTICALS (1.7%)
   12,230   Lilly (Eli) & Co. ...............................            862,215
                                                                      ----------
            PHOTO & OPTICAL (2.1%)
   13,500   Eastman Kodak Co. ...............................          1,076,625
                                                                      ----------
            PRINTING & PUBLISHING (1.1%)
   15,000   Time Warner, Inc. ...............................            558,750
                                                                      ----------
            REAL ESTATE (2.0%)
   45,000   Security Capital
              Pacific Trust .................................          1,012,500
                                                                      ----------
            RECREATION (3.6%)
   14,000   Disney (Walt) Co. ..............................             922,250
   31,250   Mattel, Inc. ...................................             902,344
                                                                      ----------
                                                                       1,824,594
                                                                      ----------
            RESTAURANT/LODGING (3.8%)
   35,000   Hilton Hotels Corp. ............................           1,063,125
   15,000   Marriott International, Inc. ...................             853,125
                                                                      ----------
                                                                       1,916,250
                                                                      ----------

            RETAIL (3.8%)
   25,000   Lowe's Companies, Inc. .........................           1,009,375
   47,000   Price/Costco, Inc.* ............................             931,188
                                                                      ----------
                                                                       1,940,563
                                                                      ----------

            STEEL (1.7%)
   40,000   Allegheny Teledyne, Inc. .......................             855,000
                                                                      ----------

            TELECOMMUNICATIONS (1.6%)
   16,000   MFS Communications
              Co., Inc.* ...................................             803,000
                                                                      ----------


TOTAL INVESTMENTS (identified cost $38,580,181) (a) .....   98.8%    $50,175,234
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..........    1.2         597,462
                                                           -----     -----------
NET ASSETS  .............................................  100.0%    $50,772,696
                                                           =====     ===========

-----------------------
*   Non-income producing security

(a) The aggregate cost for federal income tax purposes is $38,650,669, the aggregate gross unrealized appreciation is $12,590,121, and the aggregate gross unrealized depreciation is $1,065,556, resulting in net unrealized appreciation of $11,524,565.

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996

ASSETS:
      Investments in securities, at value (identified cost
        $38,580,181) (Note 1) ..................................     $50,175,234
      Cash .....................................................         521,554
      Receivables for:
        Capital stock sold .....................................         134,314
        Dividends ..............................................          35,630
      Deferred organization expenses (Note 1) ..................           3,260
                                                                     -----------
            Total Assets .......................................      50,869,992
                                                                     -----------

LIABILITIES:
      Payables for:
        Expense payment fee (Note 2) ...........................          84,252
        Administrative fee (Note 2) ............................          12,216
        Fund shares redeemed ...................................             828
                                                                     -----------
            Total Liabilities ..................................          97,296
                                                                     -----------

NET ASSETS .....................................................     $50,772,696
                                                                     ===========
Net Assets Consist of:
      Paid-in capital ..........................................     $37,640,923
      Accumulated undistributed net investment income ..........          33,631
      Accumulated net realized gain on investments .............       1,503,089
      Net unrealized appreciation ..............................      11,595,053
                                                                     -----------

Net Assets .....................................................     $50,772,696
                                                                     ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($50,772,696 / 1,200,204 shares) .........................          $42.30
                                                                          ======

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1996

INVESTMENT INCOME:
      Income:
        Dividends (net of withholding tax of $2,067) .............    $  684,147
                                                                      ----------
      Expenses:
        Expense payment fee (Note 2) .............................       443,801
        Administrative fee (Note 2) ..............................        64,069
        Amortization of organization expenses (Note 1) ...........         4,480
                                                                      ----------
            Total Expenses .......................................       512,350
                                                                      ----------
            Net Investment Income ................................       171,797
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
        Net realized gain on investments .........................     1,528,243
        Net change in unrealized appreciation on investments .....     5,413,968
                                                                      ----------
            Net Realized and Unrealized Gain .....................     6,942,211
                                                                      ----------
        Net Increase in Net Assets Resulting from Operations .....    $7,114,008
                                                                      ==========

                       See Notes to Financial Statemetns.

                      THE 59 WALL STREET U. S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the years ended October 31,
                                                                       -----------------------------------
                                                                            1996                 1995
                                                                       -------------          ------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment income.....................................       $   171,797          $    216,218
        Net realized gain on investments..........................         1,528,243               667,354
        Net change in unrealized appreciation on investments......         5,413,968             5,189,897
                                                                         -----------          ------------
            Net increase in net assets resulting from operations .         7,114,008             6,073,469
                                                                         -----------          ------------

    Dividends and distributions declared from (Note 1):
        Net investment income.....................................          (199,768)             (223,291)
        Net realized gains........................................          (781,118)             (377,049)
                                                                         -----------          ------------
            Total dividends and distributions declared............          (980,886)             (600,340)
                                                                         -----------          ------------
    Capital stock transactions (Note 4):
        Net proceeds from sales of capital stock..................        20,795,408             9,618,272
        Net asset value of capital stock issued to shareholders
           in reinvestment of dividends and distributions ........           662,852               393,829
        Net cost of capital stock redeemed........................        (8,818,369)           (5,609,953)
                                                                         -----------          ------------
           Net increase in net assets resulting from capital
             stock transactions ..................................        12,639,891             4,402,148
                                                                         -----------          ------------
              Total increase in net assets........................        18,773,013             9,875,277

NET ASSETS:
    Beginning of year.............................................        31,999,683            22,124,406
                                                                         -----------          ------------
    End of year (including undistributed net investment
         income of $33,631 and $61,602, respectively).............       $50,772,696          $ 31,999,683
                                                                         ===========          ============

                       See Notes to Financial Statements.

                      THE 59 WALL STREET U. S. EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout each period



                                                                                                   For the period
                                                                                                    July 23, 1992
                                                              For the years ended October 31,      (commencement of
                                                      -------------------------------------------   operations) to
                                                        1996        1995        1994        1993   October 31, 1992
                                                      --------    --------    --------     -------  --------------
Net asset value, beginning of period................   $ 36.46     $ 29.84      $28.80     $ 25.77    $   25.00

Income from investment operations:
  Net investment income.............................      0.16        0.26        0.26        0.28         0.07
  Net realized and unrealized gain .................      6.75        7.15        1.05        3.04         0.76

Less dividends and distributions from (Note 1):
  Net investment income.............................     (0.20)      (0.28)      (0.17)      (0.29)       (0.06)
  Net realized gains ...............................     (0.87)      (0.51)      (0.10)        --           --
                                                       -------     -------      ------     -------    ---------
Net asset value, end of period......................   $ 42.30     $ 36.46      $29.84     $ 28.80    $   25.77
                                                       =======     =======      ======     =======    =========
Total Return**......................................     19.32%      25.50%       4.61%      12.91%        3.32%

Ratios/Supplemental Data:

  Net assets, end of period (000's omitted).........  $ 50,773    $ 32,000    $ 22,124     $10,992     $  2,378
  Ratio of expenses to average
   net assets (Note 2)**............................      1.20%       1.20%       1.20%       1.20%        1.20%*
  Ratio of net investment income to average
    net assets......................................      0.40%       0.84%       1.06%       1.07%        1.20%*
  Portfolio turnover rate...........................        42%         69%         61%         52%           2%
  Average commission rate paid per share............     $0.08       $0.08         --          --           --


--------------------------
*  Annualized.

** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 would have been 1.21%, 1.28%, 1.46%, 2.09% and 5.58%, respectively. For the same periods, the total return of the Fund would have been 19.31%, 25.42%, 4.35%, 12.02% and (1.06)%, respectively. The expense payment agreement will terminate on July 1, 1997. At current asset levels, management believes that the ratio of expenses to average net assets would be at least 1.20% Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1996 and 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.30% and 1.38%, respectively.

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

       1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

          B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

          C. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization and initial public offering of its shares are being amortized on a straight-line basis over a five-year period.

          D. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

          E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid semi-annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

                       THE 59 WALL STREET U.S. EQUITY FUND

       2. Transactions with Affiliates.

      Investment Advisory Agreement. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1996, the Fund incurred $64,069 for administrative services.

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 1996, 59 Wall Street Administrators, Inc. incurred approximately $446,527 in expenses, including investment advisory fees of $277,632 and shareholder servicing/eligible institution fees of $106,782, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 1997.

       3. Investment Transactions. For the year ended October 31, 1996, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $29,306,157 and $17,942,852, respectively. For that same period, the Fund paid brokerage commissions of $50,078 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Certain expenses of the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by $15,130 as a result of the Fund directing a portion of its portfolio transactions to certain brokers. Additionally, custody fees for the Fund paid pursuant to the expense payment agreement were reduced by $22,416 as a result of an expense offset arrangement with the Funds' custodian.

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                                  For the years ended October 31,
                                                                   ----------------------------
                                                                      1996              1995
                                                                    --------          --------
      Capital stock sold.........................................     528,010          300,861
      Capital stock issued in connection with
        reinvestment of dividends and distributions.............       17,456           13,641
      Capital stock repurchased..................................    (222,860)        (178,354)
                                                                      -------          -------
      Net increase...............................................     322,606          136,148
                                                                      =======          =======

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street U. S. Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Equity Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 1996

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Funds' performance for the fiscal year ended October 31, 1996.

U.S. Equity  Fund

     The U.S. Equity Fund surged 19.3% for the twelve months ended October 31, 1996. The Fund was negatively effected by stock selection in the technology and an overweighting in the basic materials and intermediate goods sector.

   [The following table was depicted as a line graph in the printed material]

                      U.S. Equity Fund Growth of $10,000

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots two lines: the first line represents the growth of a ten thousand dollar investment in the Fund from July 23, 1992 to October 31, 1996; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Standard & Poor's 500 Index for the same time period. The graph points are as follows:

          DATE                    U.S. Equity Fund*          S&P 500 Index
          ----                     -----------------         -------------
          7/23/92                      $10,000                  $10,000
          7/31/92                      $10,320                  $10,328
          8/31/92                      $10,076                  $10,105
          9/30/92                      $10,284                  $10,236
          10/31/92                     $10,336                  $10,271
          11/30/92                     $10,837                  $10,620
          12/31/92                     $10,747                  $10,750
          1/31/93                      $10,872                  $10,840
          2/28/93                      $10,892                  $10,988
          3/31/93                      $11,055                  $11,220
          4/30/93                      $10,615                  $10,948
          5/31/93                      $10,890                  $11,241
          6/30/93                      $10,974                  $11,273
          7/31/93                      $10,893                  $11,228
          8/31/93                      $11,374                  $11,653
          9/30/93                      $11,326                  $11,564
          10/31/93                     $11,670                  $11,803
          11/30/93                     $11,638                  $11,690
          12/31/93                     $11,859                  $11,832
          1/31/94                      $12,042                  $12,233
          2/28/94                      $11,802                  $11,902
          3/31/94                      $11,297                  $11,384
          4/30/94                      $11,382                  $11,530
          5/31/94                      $11,614                  $11,718
          6/30/94                      $11,496                  $11,431
          7/31/94                      $11,844                  $11,806
          8/31/94                      $12,294                  $12,289
          9/30/94                      $12,109                  $11,989
          10/31/94                     $12,208                  $12,258
          11/30/94                     $11,745                  $11,812
          12/31/94                     $11,939                  $11,987
          1/31/95                      $11,977                  $12,298
          2/28/95                      $12,441                  $12,777
          3/31/95                      $13,044                  $13,153
          4/30/95                      $13,332                  $13,540
          5/31/95                      $13,667                  $14,080
          6/30/95                      $14,039                  $14,407
          7/31/95                      $14,582                  $14,884
          8/31/95                      $14,590                  $14,921
          9/30/95                      $15,044                  $15,551
          10/31/95                     $15,321                  $15,495
          11/30/95                     $16,288                  $16,175
          12/31/95                     $16,524                  $16,486
          1/31/96                      $16,921                  $17,047
          2/29/96                      $17,292                  $17,205
          3/31/96                      $17,331                  $17,371
          4/30/96                      $17,249                  $17,627
          5/31/96                      $17,421                  $18,081
          6/30/96                      $17,286                  $18,150
          7/31/96                      $16,253                  $17,348
          8/31/96                      $16,763                  $17,714
          9/30/96                      $17,964                  $18,710
          10/31/96                     $18,280                  $19,226

              *  net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
Distributor

59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.